Exhibit 99.1

First M&F Corp. Reports Second Quarter 2006 Earnings

          KOSCIUSKO, Miss., July 19 /PRNewswire-FirstCall/ -- First M&F Corp. (Nasdaq: FMFC) reported today that net income for the quarter ended June 30, 2006 was $3.251 million, or $.36 basic and diluted earnings per share, compared to $3.045 million, or $.34 basic and diluted earnings per share for the second quarter of 2005.  All per share data has been adjusted to reflect the Company’s 2 for 1 stock split effective May 15, 2006.

          For the second quarter of 2006 the annualized return on assets was .87%, while return on equity was 10.82%. Comparatively, the return on assets for the second quarter of 2005 was 1.02%, with a return on equity of 10.60%.  Second quarter 2006 earnings increased 6.8% over second quarter 2005.

          “While our second quarter earnings per share were the same as first quarter we are pleased to continue to show improvement in year-over-year periods.  Asset quality is also trending upward.  We continued in the second quarter to integrate our Alabama acquisition and entered West Tennessee in May with full service banking,” said Hugh S. Potts, Jr., Chairman and CEO.  “We are encouraged by early indications of growth opportunities in the Memphis metro area and are enthusiastic about our earlier announcement of expanding our presence into the Florida panhandle.  Our growth initiatives into West Tennessee, Alabama and Florida are forward-focused moves aimed at earnings growth and the building of shareholder value.  It is our objective to increase earnings per share and relative profitability concurrently with expansion which is challenging yet achievable.”

          Net interest income was up by 21.63% compared to the second quarter of 2005, with the net interest margin decreasing to 4.05% in the second quarter of 2006 from 4.17% in the second quarter of 2005. The net interest margin for the first quarter of 2006 was 4.11% as compared to 4.26% for the fourth quarter of 2005 and 4.15% for the third quarter of 2005. Loan yields increased to 7.46% in the second quarter of 2006 from 6.57% in the second quarter of 2005 while deposit costs increased to 2.95% from 2.10% for the same periods. Loans outstanding increased by 23.32% and deposits increased by 26.24% from June 30, 2005 to June 30, 2006. These increases included the effect of the merger with Columbiana Bancshares, Inc. and its subsidiary bank, First National Bank of Shelby County and with Crockett County Bancshares, Inc. and its subsidiary, Bells Banking Company.  Excluding the mergers, loans increased approximately 12% over 2005 and deposits increased approximately 8%.  The primary factors in the improvement in net interest income were (1) the growth in loan volume year-over-year, including acquisitions, which improved interest revenues and (2) the growth in non-interest bearing deposits, which reduced the Company’s dependence on interest-bearing sources of funding for the growth. Earning asset yields were 6.94% for the second quarter of 2006, 6.66% for the first quarter of 2006 and 6.18% for the second quarter of 2005. Liability costs for the same periods were 3.26%, 2.94% and 2.33%. Management believes that yields and costs will increase in the current and foreseeable rate environment. Short-term Treasury rates increased by 188 basis points during the twelve months ending on June 30, 2006 while the prime lending rate increased from 6.25% at June 30, 2005 to 8.25% at June 30, 2006. Management plans to continue to focus on core deposit growth for 2006 to offset the influence that rising rates will have on the cost of funds. Loans as a percentage of assets were 70.45% at June 30, 2006 as compared to 73.65% at December 31, 2005 and 72.52% at June 30, 2005.

          Noninterest revenues, excluding securities transactions, increased by 19.58% for the second quarter of 2006 as compared to the same period in 2005. Deposit-related income was up by 23.04%, mortgage income was down by 18.49%, and insurance agency commissions were down by 5.07%.  All other noninterest income categories were up a total of 69.27% due mainly to the Alabama and Tennessee acquisitions.

          Noninterest expenses increased by 28.04% for the second quarter of 2006 as compared to the same period in 2005. Salaries and benefits were up by 28.69%, due primarily to the expansion efforts in Alabama and Memphis.

          Annualized net loan charge-offs as a percent of average loans for the second quarter of 2006 were .13% as compared to .15% for the comparable period in 2005. Non-accrual and 90-day past due loans as a percent of total loans were .30% at June 30,2006 as compared to .40% at March 31, 2006 and .29% at June 30, 2005. The allowance for loan losses as a percentage of loans was 1.49% at June 30, 2006 as compared to 1.33% at December 31, 2005 and 1.40% at June 30, 2005.

          Total assets at June 30, 2006 were $1.533 billion as compared to $1.267 billion at the end of 2005 and $1.208 billion at June 30, 2005. Total loans were $1.080 billion compared to $933 million at the end of 2005 and $876 million at June 30, 2005. Deposits were $1.205 billion compared to $974 million at the end of 2005 and $954 million at June 30, 2005. Total capital was $120.479 million, or $ 13.36 in book value per share at June 30, 2006.

          First M&F Corp., the parent of M&F Bank, is committed to proceed with its mission of making the Mid-South better by exceeding expectations everyday in 28 communities in Mississippi, Tennessee and Alabama.

          Caution Concerning Forward-Looking Statements

          This document includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in First M&F Corporation’s filings with the Securities and Exchange Commission.

First M&F Corporation
Condensed Consolidated Statements of Condition (Unaudited)
(In thousands, except share data)

	June 30 2006	December 31 2005	June 30 2005

Cash and due from banks	60,516	56,398	39,630
Interest bearing bank balances	9,848	3,021	4,515
Federal funds sold	11,100	3,700	11,450
Securities available for sale (cost of $244,788, $186,242 and $193,899)	240,907	185,071	195,318
Loans held for sale	10,356	5,704	6,631
Loans	1,080,146	933,080	875,886
Allowance for loan losses	16,047	12,449	12,274
Net loans	1,064,099	920,631	863,612
Bank premises and equipment	38,973	28,922	28,300
Accrued interest receivable	10,940	9,101	7,991
Other real estate	4,932	3,042	2,643
Goodwill	33,871	16,348	16,348
Other intangible assets	5,058	358	386
Other assets	42,707	34,822	31,028
Total assets	1,533,307	1,267,118	1,207,852
Non-interest bearing deposits	197,328	164,189	135,974
Interest bearing deposits	1,007,390	809,482	818,373
Total deposits	1,204,718	973,671	954,347
Federal funds and repurchase agreements	4,037	18,062	14,741
Other borrowings	160,877	148,534	114,120
Junior subordinated debt	30,928	—	—
Accrued interest payable	4,184	2,717	1,944
Other liabilities	8,063	6,736	7,760
Total liabilities	1,412,807	1,149,720	1,092,912
Noncontrolling interest in subsidiaries	21	21	1
Common stock, 9,020,926, 8,990,318 and 8,980,318 shares issued & outstanding	45,105	44,952	44,902
Additional paid-in capital	29,745	29,391	29,159
Nonvested restricted stock awards	230	86	—
Retained earnings	49,681	45,531	41,536
Accumulated other comprehensive income	(4,282)	(2,583)	(658)
Total equity	120,479	117,377	114,939
Total liabilities & equity	1,533,307	1,267,118	1,207,852

First M&F Corporation and Subsidiary
Condensed Consolidated Statements of Income (Unaudited)
(In thousands, except share data)

	Three Months Ended June 30		Six Months Ended June 30

	2006	2005	2006	2005

Interest and fees on loans	19,823	14,123	37,583	27,568
Interest on loans held for sale	131	149	201	266
Taxable investments	2,216	1,514	4,010	2,815
Tax exempt investments	482	503	967	1,021
Federal funds sold	192	54	430	172
Interest bearing bank balances	128	47	248	113
Total interest income	22,972	16,390	43,439	31,955
Interest on deposits	7,320	4,309	13,167	8,049
Interest on fed funds and repurchase agreements	53	152	169	308
Interest on other borrowings	1,795	994	3,547	1,986
Interest on subordinated debt	504	—	745	—
Total interest expense	9,672	5,455	17,628	10,343
Net interest income	13,300	10,935	25,811	21,612
Provision for possible loan losses	1,004	818	1,957	1,689
Net interest income after loan loss	12,296	10,117	23,854	19,923
Service charges on deposits	2,724	2,214	4,987	3,919
Mortgage banking income	194	238	425	386
Agency commission income	974	1,026	1,924	1,957
Fiduciary and brokerage income	171	117	329	237
Other income	738	420	1,420	1,621
Gains (losses) on AFS investments	(3)	—	(4)	—
Total noninterest income	4,798	4,015	9,081	8,120
Salaries and employee benefits	7,110	5,525	13,391	10,748
Net occupancy expense	847	604	1,558	1,203
Equipment expenses	783	637	1,521	1,263
Software and processing expenses	364	281	673	572
Intangible asset amortization	90	13	135	27
Other expenses	3,146	2,578	6,055	5,034
Total noninterest expense	12,340	9,638	23,333	18,847
Net income before taxes	4,754	4,494	9,602	9,196
Income taxes	1,502	1,446	3,074	2,951
Noncontrolling interest in earnings (losses) of subsidiaries, net of income taxes of $1, $2, $4 and $1	1	3	7	2
Net income	3,251	3,045	6,521	6,243
Weighted average shares (basic)	9,010,951	8,997,154	9,002,295	8,997,622
Weighted average shares (diluted)	9,062,107	9,022,016	9,044,222	9,024,142
Basic earnings per share	$0.36	$0.34	$0.73	$0.69
Diluted earnings per share	$0.36	$0.34	$0.72	$0.69
Return on assets (annualized)	0.87%	1.02%	0.90%	1.05%
Return on equity (annualized)	10.82%	10.60%	10.93%	10.90%
Efficiency ratio	66.97%	63.12%	65.67%	62.04%
Net interest margin (annualized, tax-equivalent)	4.05%	4.17%	4.08%	4.15%
Net charge-offs to average loans (annualized)	0.13%	0.15%	0.12%	0.24%
Nonaccrual and 90 day accruing loans to total loans	0.30%	0.29%	0.30%	0.29%

First M&F Corporation
Financial Highlights

	QTD Ended June 30 2006	QTD Ended March 31 2006	QTD Ended Dec. 31 2005	QTD Ended Sept. 30 2005

Per Common Share (diluted):
Net income	0.36	0.36	0.34	0.37
Cash dividends paid	0.13	0.13	0.13	0.13
Book value	13.36	13.21	13.06	12.93
Closing stock price	19.76	17.40	16.86	17.63
Loan Portfolio Composition: (in thousands)
Commercial, financial and agricultural	175,333	161,216	151,599	164,646
Non-residential real estate	592,264	578,474	509,986	483,341
Residential real estate	217,602	220,115	201,086	205,235
Home equity loans	40,812	40,966	26,080	27,181
Consumer loans	47,629	49,036	40,665	41,365
Other loans	6,506	5,891	3,664	3,515
Total loans	1,080,146	1,055,698	933,080	925,283
Deposit Composition: (in thousands)
Noninterest-bearing deposits	197,328	192,517	164,189	147,952
NOW deposits	228,238	235,018	192,792	204,732
MMDA deposits	127,221	134,685	115,509	126,144
Savings deposits	96,702	98,422	82,512	82,341
Certificates of deposit under $100,000	291,968	266,194	224,461	218,247
Certificates of deposit $100,000 and over	228,232	209,256	173,374	159,706
Brokered certificates of deposit	35,029	30,903	20,834	11,027
Total deposits	1,204,718	1,166,995	973,671	950,149
Nonperforming Assets: (in thousands)
Nonaccrual loans	2,388	3,187	1,403	1,355
Accruing loans past due 90 days or more	921	1,030	510	685
Total nonperforming loans	3,309	4,217	1,913	2,040
Other real estate	4,932	3,951	3,042	3,228
Total nonperforming assets	8,241	8,168	4,955	5,268
Total nonperforming assets to assets ratio	0.54%	0.55%	0.39%	0.42%
Allowance For Loan Loss Activity: (in thousands)
Beginning balance	15,182	12,449	12,410	12,274
Acquisitions	204	2,030	—	—
Provision for loan loss	1,004	953	690	767
Charge-offs	(623)	(424)	(866)	(815)
Recoveries	280	174	215	184
Ending balance	16,047	15,182	12,449	12,410

First M&F Corporation
Financial Highlights

Condensed Income Statements: (in thousands)	QTD Ended June 30 2006	QTD Ended March 31 2006	QTD Ended Dec. 31 2005	QTD Ended Sept. 30 2005

Interest income	22,972	20,467	18,486	17,231
Interest expense	9,672	7,956	6,711	6,130
Net interest income	13,300	12,511	11,775	11,101
Provision for loan losses	1,004	953	690	767
Noninterest revenues	4,798	4,283	3,815	4,466
Noninterest expenses	12,340	10,993	10,370	9,924
Net income before taxes	4,754	4,848	4,530	4,876
Income taxes	1,502	1,572	1,465	1,588
Noncontrolling interest	1	6	—	4
Net income	3,251	3,270	3,065	3,284
Tax-equivalent net interest income	13,613	12,823	12,089	11,421
Selected Average Balances: (in thousands)
Assets	1,510,849	1,386,278	1,251,128	1,214,792
Loans held for investment	1,064,858	994,364	934,368	897,511
Earning assets	1,342,905	1,247,151	1,135,701	1,100,461
Deposits	1,378,937	1,072,518	958,390	949,445
Equity	120,923	118,419	117,292	116,444
Selected Ratios:
Return on average assets (annualized)	0.87%	0.94%	0.98%	1.08%
Return on average equity (annualized)	10.82%	11.05%	10.45%	11.28%
Average equity to average assets	8.00%	8.54%	9.37%	9.59%
Net interest margin (annualized, tax-equivalent)	4.05%	4.11%	4.26%	4.15%
Efficiency ratio	66.97%	64.26%	65.20%	62.46%
Net charge-offs to average loans (annualized)	0.13%	0.10%	0.28%	0.28%
Nonaccrual and 90 day accruing loans to total loans	0.30%	0.40%	0.20%	0.22%
Price to book (x)	1.48	1.32	1.29	1.36
Price to earnings (x)	13.72	11.92	12.39	12.07

First M&F Corporation
Financial Highlights

Historical Earnings Trends

		EPS

	(in thousands)	(diluted)
2Q 2006	3,251	0.36
1Q 2006	3,270	0.36
4Q 2005	3,065	0.34
3Q 2005	3,284	0.37
2Q 2005	3,045	0.34
1Q 2005	3,198	0.35
4Q 2004	2,640	0.29
3Q 2004	2,781	0.31
2Q 2004	2,753	0.30
1Q 2004	2,601	0.28
4Q 2003	2,809	0.31

Revenue Statistics:

	Revenues Per FTE (thousands)	Non- interest Revenues to Ttl. Revenues (percent)	Non- interest Revenues to Avg. Assets (percent)	Contri- bution Margin (percent)

2Q 2006	33.2	26.14%	1.28%	61.43%
1Q 2006	33.4	25.04%	1.24%	63.27%
4Q 2005	33.3	23.99%	1.22%	62.09%
3Q 2005	33.5	28.11%	1.47%	62.48%
2Q 2005	33.0	26.30%	1.34%	63.82%
1Q 2005	32.7	27.17%	1.40%	65.43%
4Q 2004	32.2	24.90%	1.28%	63.01%
3Q 2004	31.5	26.49%	1.39%	63.04%
2Q 2004	31.3	26.22%	1.35%	64.70%
1Q 2004	33.2	27.23%	1.44%	66.13%
4Q 2003	33.1	24.50%	1.31%	68.06%

Expense Statistics:

	Non-interest Expense to Avg. Assets (percent)	Efficiency Ratio (percent)

2Q 2006	3.27%	66.95%
1Q 2006	3.17%	64.26%
4Q 2005	3.32%	65.20%
3Q 2005	3.27%	62.46%
2Q 2005	3.23%	63.12%
1Q 2005	3.14%	60.94%
4Q 2004	3.39%	65.80%
3Q 2004	3.43%	65.41%
2Q 2004	3.26%	63.25%
1Q 2004	3.25%	61.47%
4Q 2003	3.30%	61.69%

Contribution Margin:

(Tax-equivalent net interest income + noninterest revenues - salaries and benefits)
divided by
(Tax-equivalent net interest income + noninterest revenues)

Efficiency Ratio:

Noninterest expense
divided by
(Tax-equivalent net interest income + noninterest revenues)

First M&F Corporation
Average Balance Sheets/Yields and Costs (tax-equivalent)
(In thousands with yields and costs annualized)

	QTD June, 2006		QTD June, 2005

	Average Balance	Yield/ Cost	Average Balance	Yield/ Cost

Interest bearing bank balances	9,485	5.39%	3,974	4.75%
Federal funds sold	16,007	4.79%	7,625	2.83%
Taxable investments (amortized cost)	193,769	4.57%	146,991	4.12%
Tax-exempt investments (amortized cost)	50,140	6.13%	50,043	6.42%
Loans held for sale	8,646	6.05%	11,207	5.29%
Loans held for investment	1,064,858	7.46%	860,900	6.57%
Total earning assets	1,342,905	6.94%	1,080,740	6.18%
Non-earning assets	167,944		114,612
Total average assets	1,510,849		1,195,352
NOW	231,908	1.65%	223,936	1.48%
MMDA	129,239	1.76%	127,178	1.29%
Savings	97,403	2.08%	85,252	1.73%
Certificates of Deposit	534,911	3.95%	385,333	2.81%
Short-term borrowings	5,323	4.05%	14,896	4.10%
Other borrowings	188,941	4.87%	100,026	3.97%
Total interest bearing liabilities	1,187,725	3.26%	936,621	2.33%
Non-interest bearing deposits	191,212		136,068
Non-interest bearing liabilities	10,989		7,795
Capital	120,923		114,868
Total average liabilities and equity	1,510,849		1,195,352
Net interest spread		3.68%		3.85%
Effect of non-interest bearing deposits		0.45%		0.30%
Effect of leverage		-0.08%		0.02%
Net interest margin, tax-equivalent		4.05%		4.17%
Less tax equivalent adjustment:
Investments		0.08%		0.11%
Loans		0.01%		0.01%
Reported book net interest margin		3.96%		4.05%

First M&F Corporation
Average Balance Sheets/Yields and Costs (tax-equivalent)
(In thousands with yields and costs annualized)

	YTD June, 2006		YTD June, 2005

	Average Balance	Yield/ Cost	Average Balance	Yield/ Cost

Interest bearing bank balances	9,539	5.19%	6,527	3.47%
Federal funds sold	20,293	4.24%	13,966	2.46%
Taxable investments (amortized cost)	177,333	4.52%	137,606	4.09%
Tax-exempt investments (amortized cost)	49,792	6.19%	50,550	6.45%
Loans held for sale	8,529	4.70%	12,234	4.34%
Loans held for investment	1,029,806	7.31%	851,999	6.48%
Total earning assets	1,295,292	6.80%	1,072,882	6.08%
Non-earning assets	153,615		111,870
Total average assets	1,448,907		1,184,752
NOW	226,037	1.57%	210,930	1.36%
MMDA	126,969	1.65%	125,191	1.11%
Savings	93,820	2.05%	85,795	1.65%
Certificates of Deposit	497,722	3.77%	386,411	2.70%
Short-term borrowings	7,250	4.68%	15,491	3.98%
Other borrowings	182,833	4.70%	103,121	3.85%
Total interest bearing liabilities	1,134,631	3.11%	926,939	2.23%
Non-interest bearing deposits	184,358		136,134
Non-interest bearing liabilities	10,240		7,120
Capital	119,678		114,559
Total average liabilities and equity	1,448,907		1,184,752
Net interest spread		3.69%		3.85%
Effect of non-interest bearing deposits		0.43%		0.29%
Effect of leverage		-0.04%		0.01%
Net interest margin, tax-equivalent		4.08%		4.15%
Less tax equivalent adjustment:
Investments		0.08%		0.11%
Loans		0.01%		0.01%
Reported book net interest margin		3.99%		4.03%

SOURCE  First M&F Corp.
          -0-                                                  07/19/2006
          /CONTACT:  John G. Copeland, EVP & Chief Financial Officer of First M&F
Corp., +1-662-289-8594/
          /Web site:  http://www.mfbank.com /